Dispositions (Notes)	12 Months Ended
Dec. 31, 2019
Discontinued Operations

On October 1, 2017, DP&L completed the transfer of its generating plants, the real property on which the generation plants and generation-related assets are sited, step-up transformers and other transmission plant assets used to interconnect with the electric transmission grid, fuel inventory, equipment inventory and spare parts, working capital and other miscellaneous generation-related assets and liabilities to AES Ohio Generation. The transfer was completed as a contribution through an asset contribution agreement to a wholly-owned subsidiary of DP&L after which DP&L then distributed all of the outstanding equity in the subsidiary to DPL and then the subsidiary was merged into AES Ohio Generation.

The following table summarizes the carrying amounts of DP&L's Generation assets that were transferred to AES Ohio Generation on October 1, 2017:

$ in millions	October 1, 2017
ASSETS
Restricted cash	$2.0
Accounts receivable, net	31.3
Inventories	42.0
Taxes applicable to subsequent years	1.8
Property, plant & equipment, net	87.0
Intangible assets, net of amortization	0.7
Other assets	15.5
Total assets	$180.3

LIABILITIES
Accounts payable	$12.4
Accrued taxes (b)	(3.9)
Long-term debt (a)	0.3
Deferred income taxes (b)	(91.9)
Accrued pension and other post-retirement benefits	9.6
Unamortized investment tax credit	15.1
Asset retirement obligations	126.3
Other liabilities	24.1
Total liabilities	92.0

Total accumulated other comprehensive income	2.1

Net assets transferred to AES Ohio Generation	$86.2

(a)	Long-term debt that transferred to AES Ohio Generation relates to capital leases.

(b)	Accrued taxes and deferred income taxes transferred to AES Ohio Generation represent the tax asset position netted with liabilities on DP&L prior to Generation Separation.

DP&L's generation business met the criteria to be classified as a discontinued operation, and, accordingly, the historical activity has been reclassified to "Discontinued operations" in the Statements of Operations for the year ended December 31, 2017.

The following table summarizes the revenues, operating costs, other expenses and income tax of discontinued operations for the period indicated:

Year ended December 31,
$ in millions	2017
Revenues	$358.4
Operating costs and other expenses	(348.4)
Fixed-asset impairment	(66.3)
Loss from discontinued operations	(56.3)
Income tax benefit from discontinued operations	(15.9)
Net loss from discontinued operations	$(40.4)

In 2018, DP&L transferred additional deferred taxes to AES Ohio Generation under the provisions of SAB 118 through an equity transaction with DPL in the amount of $10.0 million. See Note 8 – Income Taxes for additional information.

Cash flows related to discontinued operations are included in the Statements of Cash Flows. Cash flows from operating activities for discontinued operations were $21.8 million for the year ended December 31, 2017. Cash flows from investing activities for discontinued operations were $(3.5) million and for the year ended December 31, 2017.

Beckjord Facility – On February 26, 2018, DP&L and its co-owners of the retired Beckjord Facility agreed to transfer their interests in the retired Facility to a third party, including their obligations to remediate the Facility and its site, and the transfer occurred on that same date. As a result, DP&L recognized a loss on the transfer of $12.4 million and made cash expenditures of $14.5 million, inclusive of cash expenditures for the transfer charges. The Beckjord
Facility was retired in 2014, and, as such, the income / (loss) from continuing operations before income tax related to the Beckjord Facility was immaterial for the years ended December 31, 2018 and 2017, excluding the loss on transfer noted above.